REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is dated as of June 29, 2001 by and between POSITRON CORPORATION, a Texas corporation ("Company") and IMATRON INC., a New Jersey corporation ("Imatron") in connection with the issuance of a Warrant to purchase 6,000,000 shares of the Company's Common Stock ("Warrant") and the execution of that certain Loan Agreement by and between Company and Imatron of even date.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Loan Agreement, the Warrant and herein, the Company and Imatron hereby agree as follows:

     Capitalized terms used in this Agreement but not otherwise defined shall have the respective meanings ascribed thereto in the Loan Agreement.

                                   ARTICLE I

                               Registration Rights
                               -------------------

     SECTION 1.01  Definitions. As used in this Article

          (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement by the Securities and Exchange Commission ("SEC");

          (b) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 1.02, 1.03, 1.04 and 1.05 hereof, including, without limitation, all registration and filing fees, printing, messenger and delivery expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses (including, without limitation, fees and expenses of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all fees and expenses incurred in connection with the listing of the Registrable Securities on a national securities exchange or automated quotation system pursuant to Section 1.06(a)(x) and the expense of any special audits and/or "cold comfort" letters incident to or required by any such registration, liability insurance if the Company so desires or if the underwriters so require and the reasonable fees and expenses of any special experts retained by the Company in connection with the registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

          (c) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Imatron; and

          (d) "Imatron" shall mean IMATRON INC. or any Affiliate holding Registrable Securities.

          (e) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the exercise of the Warrant or any portion thereof and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for and in replacement of the shares referenced in clause (i) above, provided however that Registrable Securities shall not include ay shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

     SECTION 1.02  Piggy-Back Registration.
                   -----------------------

          (a) Right to Include Registrable Securities. If at any time and from time to time the Company proposes to register under the Securities Act any shares of capital stock held by shareholders of the Company, on a form and in a manner that would permit registration of some or all of the Registrable Securities for the sale to the public under the Act, the Company shall give prompt written notice to the Holders of Registrable Securities of its intention to do so. Upon the written request of any Holder of Registrable Securities given within ten (10) days after the giving of such notice by the Company, the Company shall use its reasonable best efforts to cause to be included in such registration statement all of the Registrable Securities so requested for inclusion by such Holder. If the registration statement is to cover, in whole or in part, any underwritten distribution, the Company shall use its best efforts to cause the Registrable Securities requested for inclusion pursuant to this
Section 1.02 to be included in the underwriting on the same terms and conditions (including any lock-up) as the shares otherwise being sold through the underwriters.

          (b) Priority in Incidental Registrations. If, in the good faith judgment of the lead-managing underwriter of any underwritten offering, the inclusion of all of the Registrable Securities requested for inclusion pursuant to this Section 1.02 would materially and adversely affect the successful marketing of the proposed offering, then the number of shares of capital stock and Registrable Securities, if any, to be included in such registration shall be reduced, such reduction to be applied by excluding (on a pro rata basis) capital stock to be sold by Persons other than the Company. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 1.023 without incurring any liability to any holder of Registrable Securities.

     SECTION 1.03  Expenses of Registration.
                   ------------------------

     All Registration Expenses incurred in connection with any Piggy Back Registration Statement, qualification or compliance pursuant to this Article I shall be borne by the Company, and Selling Expenses shall be borne by the Holders of Registrable Securities included in such registration.

     SECTION 1.04  Registration Procedures.
                   -----------------------

          (a) In the case of each registration effected by the Company pursuant to Section 1.02, the Company will keep each Holder advised in writing as to the initiation of each registration, and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

               (i) Keep such registration effective for a period of at least one hundred and eight (180) days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided however that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, however in no event longer than one year from the effective date of the registration statement and provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act of 1934 in the registration statement;

               (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least 180 days and to comply with the provisions of the Securities Act with respect to the offer of the Registrable Securities covered by such Registration Statement during the period required for distribution of the Registrable Securities;

               (iii) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Holder from time to time may reasonably request;

               (iv) Register or qualify, not later than the effective date of any filed Registration Statement, the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as such holders of Registrable Securities reasonably request;

               (v) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (vi) If the Registrable Securities covered by the Registration Statement are to be sold through one or more underwriters, make available, upon reasonable notice and during business hours, for inspection by such underwriter or underwriters (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, agreements and properties of the Company (collectively the "Records") as shall be necessary to enable the Inspectors to conduct due diligence to their reasonable satisfaction, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement;

               (vii) if the Registrable Securities covered by the Demand Registration Statement are to be sold through one or more underwriters, obtain a comfort letter from the Company's independent public accountants dated within five business days prior to the effective date of the Demand Registration Statement (and as of such other dates as the underwriter or underwriters for the Registrable Securities may reasonably request) in customary form and covering such matters of the type customarily covered by such comfort letters as such underwriter or underwriters reasonably request;

               (viii) During the Registration Period, notify the holders of Registrable Securities of the happening of any event which results in the prospectus included in the Registration Statement containing an untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will forthwith prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the shareholders of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (ix) Otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to the holders of the Company's Common Stock, as soon as reasonably practicable, an earnings statement governing a period of twelve months, beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

          (b) The holders of Registrable  Securities shall timely furnish to the
Company  such  information   regarding  the  distribution  of  such  Registrable
Securities as the Company may from time to time reasonably request.

          (c) The holders of Registrable Securities shall agree that upon the receipt of any notice from the Company of the happening of any event of the kind described in paragraph (a)(vii) above, such holders will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until receipt by Imatron of the copies of the supplemented or amended prospectus contemplated by paragraph (a)(viii) above.

     SECTION  1.05 .  Indemnification.
                      ---------------

          (a) The Company will indemnify the relevant holders of Registrable Securities, their respective officers, directors and partners, and each Person controlling any of them, with respect to each registration which has been effected pursuant to this Article I (a "Registration"), and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and will reimburse the relevant holders of Registrable Securities, their respective officers, directors and partners, and each Person controlling any of them, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the relevant holders of Registrable Securities or any underwriter or Person controlling the relevant holders of Registrable Securities or any underwriter to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished in writing to the Company by the relevant holders of Registrable Securities or such underwriter or Person controlling or the relevant holders of Registrable Securities or such underwriter and stated to be specifically for use therein.

          (b) The relevant holders of Registrable Securities, severally and not jointly, will indemnify the Company, each of its directors and officers and each underwriter, if any, of the Registrable Securities covered by a Registration Statement, each Person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document made by the relevant holders of Registrable Securities, severally and not jointly, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by the relevant holders of Registrable Securities therein not misleading, and will reimburse the Company and its directors, officers, partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the relevant holders of Registrable Securities and stated to be specifically for use therein.

          (c) Each party entitled to indemnification under this Section 1.05 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld ) or delayed) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party, or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the fees and expenses of one law firm serving as counsel for each Indemnified Party shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article II unless such failure or any delay in providing such notice results in the loss of material defenses or rights. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld ) or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.


          (d) If the indemnification provided for in this Section 1.05 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and of the Indemnified Party on the other hand, in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in a negotiated underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling.

     SECTION 1.06  Assignability of Registration Rights.
                   ------------------------------------

     The registration rights granted pursuant to this Article I shall be assignable at the option of, in whole or in part, but in no event in increments of less than 25% of the aggregate Registrable Securities then held by the Holder, provided that the Company is given written notice at the time of or within a reasonable period after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such egistration rights are being transferred or assigned and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section I. All references to Holder shall include any future assignees.

     SECTION 1.07  Termination of Rights.
                   ---------------------

     Notwithstanding any provisions to the contrary herein, the registration rights set forth in this Article I shall terminate on the earlier of 12 months from the effective date of this Agreement or such time as the holders of all Registrable Securities hold less than 25% of the aggregate number of Shares purchased pursuant to exercise of the Warrant during the first 12 months of the Exercise Period.

                                   ARTICLE II

                                  Miscellaneous
                                  -------------

     SECTION 2.01  Notices.
                   -------

     Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:


          (a) To Company:

                   Positron Corporation.
                   1304 Langham Creek Drive, Suite 310
                   Houston, Texas 77084
                   Attn:  President
                   Telephone:  (281) 492-7199
                   Facsimile: (281) 492.2761

          (b) To Imatron:

                   Imatron Inc.
                   389 Oyster Point Blvd.
                   So. San Francisco, CA 94080
                   Attn: Chief Executive Officer
                   Telephone: 650.583.9964
                   Facsimile: 650.871.0418

          (c) if to a party other than the Company or Imatron, to such address or telecopy number as such party may supply.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto in the manner provided by this Section 2.01. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 2.02      Waivers; Amendments.
                  -------------------

          (a) No failure or delay by Imatron (or its successors or assigns) or the holders of Registrable Securities in exercising any right or power hereunder or under the other Transaction Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Imatron and the holders of Registrable Securities hereunder and under the Transaction Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Agreement or any of the other Transaction Documents or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) Neither this Agreement nor any of the other Transaction Documents, nor any provision hereof or thereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and Imatron (or the holders of Registrable Securities, as appropriate).

     SECTION 2.03  Successors and Assigns.
                   ----------------------

     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Imatron or the holders of Registrable Securities, as appropriate (and any attempted assignment or transfer by the Company without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of ) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     SECTION 2.04  Counterparts; Integration; Effectiveness.
                   ----------------------------------------

     This Agreement may be executed in counterparts (and by the parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Transaction Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when the parties hereto exchange signed counterparts and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 2.05  Severability.
                   ------------

     Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 2.06  Governing Law.
                   -------------

     This Agreement shall be construed in accordance with and governed by the law of the State of California.

     SECTION 2.07  WAIVER OF JURY TRIAL.
                   --------------------

     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.07. SECTION

     2.08  Headings.
           --------

     Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 2.09  Directly or Indirectly.
                   ----------------------

     Where any provision in this Agreement refers to action to be taken by, or prohibited to be taken by, any Person, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     IN WITNESS WHEREOF, the parties execute this Agreement as f the date first written above.

                                 Company:

                                    Positron Corporation.


                                    By:
                                      ------------------------------------------
                                    Its: President



                                  Purchaser:

                                     Imatron Inc.


                                     By:
                                       -----------------------------------------
                                     Its:
                                        ----------------------------------------